SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                January 6, 2000
                                ---------------
               Date of Report (Date of earliest event reported)



                         POLO RALPH LAUREN CORPORATION
                         -----------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)

          001-13057                           13-2622036
          ---------                           ----------
     (Commission File Number)         (IRS Employer Identification No.)

                    650 Madison Avenue, New York, New York             10022
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(Address of principal executive offices)                            (Zip Code)

                               (212) 318-7000
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             (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------


          The stock and asset purchase (the "Purchase") by Polo Ralph Lauren Corporation, a Delaware corporation (the "registrant" or "Polo"), of Poloco S.A.S. and certain of its affiliates (the "Poloco Group") from S.A. Louis Dreyfus et Cie, a company organized under the laws of France ("SALD"), was consummated on January 6, 2000.

          Polo acquired the Poloco Group for an aggregate cash consideration of approximately $200 million, plus the assumption of approximately $30 million of short-term debt pursuant to the terms set forth in the Stock and Asset Purchase Agreement dated as of November 23, 1999 between Polo and SALD (the "Purchase Agreement").

          A copy of the Purchase Agreement and a copy of the press release, dated January 6, 2000, issued by Polo relating to the above-described transaction are attached as exhibits to this report and are hereby incorporated by reference.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.
          -----------------------------------------

(a)  Financial Statements of the Business Acquired

          Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

(b)  Pro Forma Financial Information

          Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

(c) The following exhibits are filed with this report:

Exhibit Number                              Description
--------------                              -----------
2.1 Stock and Asset Purchase Agreement between Polo and SALD, dated November 23, 1999 (without exhibits and schedules).

99.1 Press release of the registrant, issued January 6, 2000, regarding the Purchase.

                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           POLO RALPH LAUREN CORPORATION

                                           By: /s/ Victor Cohen
                                               ----------------
                                           Name: Victor Cohen
                                           Title: Senior Vice President


Dated: January 10, 2000

                                 EXHIBIT INDEX

 Exhibit                             Description
Number                               -----------
--------
   2.1 Stock and Asset Purchase Agreement between Polo Ralph Lauren Corporation and S.A. Louis Dreyfus et Cie, dated November 23, 1999 (without exhibits and schedules).

  99.1    Press release of the registrant, issued January 6, 2000.